Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Saratoga Investment Corp. (the “Company”) for the annual period ended February 28, 2018, as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Christian L. Oberbeck, Chief Executive Officer of the Company, and I, Henri J. Steenkamp, Chief Financial Officer of the Company, each certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2018

/s/ CHRISTIAN L. OBERBECK
Christian L. Oberbeck
Chief Executive Officer

/s/ HENRI J. STEENKAMP
Henri J. Steenkamp
Chief Financial Officer and Chief Compliance Officer